EXHIBIT 10.1

NOTE CONVERSION AGREEMENT

This NOTE CONVERSION AGREEMENT (this “Agreement”) is made as of ___________________, 2021 by and between Grove, Inc., a Nevada corporation (the “Company”), and [_______________] (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Subscriber has purchased one or more Convertible Promissory Notes from the Company, in the principal amount(s) and with the issuance date(s) set forth on the signature page hereto, as may have been amended by a Loan Extension Agreement (the “Notes”);

WHEREAS, the Company wishes to convert the Loan to shares of the Company’s Common Stock at a rate of one (1) share for each five dollars ($5.00) of indebtedness being converted (the “Note Conversion”), for a total of ______________ (___) shares of Common Stock issuable to the Subscriber, (“Shares”, each, a “Share”) and Subscriber agrees to the Note Conversion;

WHEREAS, the Company desires to issue to the Subscriber, and the Subscriber wishes to accept the number of Shares set forth on the signature page hereto and the Company has agreed to execute this Agreement as an inducement to the Subscriber to enter into the conversion of the Note; and

WHEREAS, upon the conversion of the Notes to the Shares, all obligations of the Notes shall be extinguished.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Conversion and Satisfaction of the Note and Issuance of Shares. Lender acknowledges, agrees, represents, warrants and covenants, as the case may be, to the Company, that:

(a) The Loan shall be converted into Shares with interest calculated through __________________, 2021 (the “Interest Date”) irrespective of the conversion of the Debt as of the date of this Agreement. Any additional interest beyond the Interest Date is hereby waived.

(b) The Note is hereby amended to provide for the immediate conversion of the Note (in full satisfaction of the Note) whereby the total number of Shares to be issued is one (1) share for each five dollars ($5.00) of indebtedness.

(c) The Loan and the debt shall be fully and wholly satisfied and extinguished, and the Note shall be canceled and of no further force or effect, and neither Lender, nor any person or entity claiming under, through or by right of Lender, nor any successor, assignee or other party, shall make any further claim against the Company relating to or arising out of the Loan or the Note. A failure by Lender to deliver the original Note to the Company on or after the date of this Agreement shall not have the effect of giving the Lender, or any person or entity claiming under, through or by right of Lender, nor any successor, assignee or other party, any rights therein or thereto, and Lender shall indemnify and hold harmless the Company, and their respective employees, officers, directors and agents, from any and all losses which arise directly or indirectly as a result of Lender’s breach of the representations made in this Agreement and/or a failure to deliver the original Note to the Company which results in claims made therein, thereto or thereunder.

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2. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company as of the Closing Date each of the following:

(a) Authority. All action on the part of the Subscriber for the authorization, execution, delivery and performance by each under this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

(b) Title to Notes. The Subscriber has not hypothecated, pledged or otherwise encumbered Subscriber’s respective Notes in any way. Subscriber is, and shall be as of the Closing Date, the record and beneficial owner of Subscriber’s respective Notes, free and clear of any and all liens, mortgages, adverse claims, charges, security interests, encumbrances or other restrictions or limitations whatsoever. Subscriber has not made any prior transfer or assignment of its respective Notes (or any part thereof) or entered into any agreement or arrangement to do so.

3. General Provisions.

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEVADA AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN NEVADA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEVADA. EACH PARTY CONSENTS TO JURISDICTION FOR ALL MATTERS ARISING UNDER THIS AGREEMENT TO BE IN THE STATE AND FEDERAL COURTS OF NEVADA.

(b) Entire Agreement; Amendment. Except as otherwise provided herein, this Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may only be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

(c) Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

THE COMPANY:

Grove, Inc.

By:
Allan Marshall
Chief Executive Officer

SUBSCRIBER:

By:

Print Name: _________________________________

Note Principal Amount: $_______________________
Date: ______________________________________

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